Investor Update

Fourth Quarter and Fiscal Year End 2017

Meta Financial Group

Forward Looking Statements

Meta Financial Group, Inc.® (the "Company") and its wholly-owned subsidiary, MetaBank® (the "Bank"), may from time to time make written or oral "forward-looking statements," including statements contained in this investor update, the Company's filings with the Securities and Exchange Commission ("SEC"), the Company's reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future," or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company's beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in or implied by these forward-looking statements. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by the Bank or MPS, a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: maintaining our executive management team; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development and acceptance of new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties, including, in connection with the Company's refund advance business, the risks of reduced volume of refund advance loans as a result of reduced customer demand for or acceptance or usage of Meta's strategic partners' refund advance products; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry; our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve, as well as the Federal Deposit Insurance Corporation, which insures the Bank's deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the Bank's divisions; the growth of the Company's business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a portion of which has been characterized as "brokered;" changes in consumer spending and saving habits; and the success of the Company at maintaining its high-quality asset level and managing and collecting assets of borrowers in default should problem assets increase.

The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this investor update. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this cautionary note. Additional discussions of factors affecting the Company's business and prospects are reflected under the caption "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2016 and in other periodic filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

Company Overview

Prepaid division generates fee income with low-cost, long duration deposit base

Prepaid low-cost deposit base provides competitive advantage to obtain high-quality credits and attractive terms for the **Retail Bank** and **Specialty Finance** divisions

LEVERAGE DEPOSITS BROUGHT IN FROM OUR PAYMENTS DIVISION FOR FUNDING OUR OTHER DIVISONS

In addition to funding high-quality commercial loans, the **Bank** provides loans to tax preparers and funding for interest-free refund advances to taxpayers, which generate significant fee income (rather than interest)

Tax services division offers interest-free refund advances and tax refund-transfer solutions and provides a new distribution channel for **prepaid** products and other services

NASDAQ Traded (CASH)	Market capitalization over $760 million (10/25/2017)
Growing Asset Base	5-year average asset CAGR of 23%
Disciplined Acquirer	Execute on strategic acquisitions that increase shareholder value (accretive, short earnback) Successfully integrated four acquisitions in the past three years
Analyst Coverage	Sandler O'Neill + Partners; Raymond James; Keefe, Bruyette & Woods; FBR & Co.

STRATEGICALLY PURSUE BUSINESSES IN NICHE MARKETS THAT ARE SCALABLE AND SYNERGISTIC TO EXISTING PLATFORM

The Meta Ecosystem

Banking

Retail Banking

Regional community bank with 10 branch locations in Iowa and South Dakota

Growing, profitable operations

- Loan growth of 19-30% YoY each quarter for over four years
- Average core deposits (checking, savings, money market) have also consistently seen double digit growth over the last four years

Expect continued robust loan growth over the next 12 months

Specialty Finance

Higher yields than many alternative investments

Premium Finance - Loans to commercial businesses to fund their property, casualty and liability insurance premiums

- Short duration, typically 9-10 month maturities
- Significant collateralization reduces credit risk

Student Loan Portfolio Purchases - Dec. 2016, $134 million and Oct. 2017, $73 million. Both seasoned, insured and floating rate portfolios with current yields of approximately 6%.

Healthcare Finance - Rate reset portfolio with recourse to high credit quality hospitals

METABANK

Payments

Prepaid/ATM/Other

A prepaid card industry leader with payments diversification

Continuing to grow "annuity-like" stream of fee income

New and growing relationships, driving growth with a strong pipeline

Emerging leader in "virtual cards" for electronic settlements

Sponsors approximately 65% of U.S. "white label" Automated Teller Machines (ATM)

47 patents with more than a dozen pending

Tax Services

Products include: tax refund-transfer (RTs) solutions, interest free refund advance loans and electronic return originator (ERO) loans

Provided underwriting for and originated approximately $1.3 billion of refund advance loans for the 2017 tax season; anticipate originating over $1.0 billion during the 2018 tax season and hold most or all of originated loans

Various relationships and partnerships with leading franchises and independent tax preparers

Financial Highlights

Record breaking fiscal year earnings

- Fiscal year 2017 (FY 2017) GAAP net income of $44.9 million, an increase of 35% over fiscal year 2016[1]
- Quarterly GAAP net income of $1.7 million[2]
- Quarterly and FY 2017 diluted earnings per share of $0.19 and $4.83, respectively
- FY 2017 return on average assets of 1.13% and return on average equity of 11.20%[1]

Net Interest Income (NII)

- Quarterly NII of $24.5 million, an increase of 23% over Q4 FY 2016

Non-interest Income

- Card fee income of $26.7 million in Q4 FY 2017, an increase of 49% over Q4 FY 2016
- Non-interest income represented 65% of total revenue for the fiscal year

Assets

- FY 2017 fourth quarter average assets grew to $4.03 billion, an increase of 25% over Q4 FY 2016

Continued, Strong loan growth

- Excluding the purchased student loan portfolio, total loans receivable, net of allowance for loan losses, increased $274.6 million, or 30% over Q4 FY 2016

Cost of funds

- Overall cost of funds for all deposits and borrowings averaged 0.50% during Q4 FY 2017, compared to 0.26% during Q4 FY 2016
  - Increase primarily due to a combination of the issuance of Company's subordinated debt in fiscal year 2016 and utilization of wholesale deposits in preparation for the upcoming tax season and year-end liquidity management

[1]FY 2017 pre-tax results included the previously announced $10.2 million intangible impairment charge relating to the non-renewal of the H&R Block tax advance relationship, $3.1 million in tax season start up expense, $1.3 million in acquisition-related expenses, $0.9 million payout of severance costs related to ongoing synergy efforts in our tax divisions, $0.8 million of executive severance costs, $0.8 million in expenses related to due diligence efforts and $0.8 million of prepayment expense related to the early extinguishment of FHLB debt. In addition to $12.3 million in amortization of intangible assets, $8.0 million in non-cash stock-related compensation expense associated with executive officer employment agreements, and a $0.5 million loss on the sale of securities

[2]Q4 FY 2017 pre-tax results included the previously announced $10.2 million intangible impairment charge relating to the non-renewal of the H&R Block tax advance relationship, $0.8 million of executive severance costs and $0.8 million of prepayment expense related to the early extinguishment of FHLB debt. In addition to $2.3 million in non-cash stock-related compensation expense associated with executive officer employment agreements, $1.9 million in amortization of intangible assets and a $0.8 million gain on the sale of securities

Meta Financial Group

Income Growth ($MM)



$172.2
65%
57%
$100.8
$93.2
50%
$77.3
$59.2
$58.2
FY 15
FY 16
FY 17
Net Interest Income
Non-interest Income
Non-interest Income/Total Revenue

Total Revenue = Net Interest Income + Non-interest Income

Non-interest income grew 71% in FY 2017 compared to FY 2016

- Card fee income continues to accelerate year over year, adding $95 million to non-interest income in FY 2017
  - Growth was driven by synergies with our tax businesses, growth in our core payments business, and residual fees related to a wind-down of one of our non-strategic partners and as such, we expect lower growth rates in FY 2018 than the 49% increase seen in the fourth quarter
- Tax product revenue contributed $71 million to non-interest income

The Company is focused on continuing to grow non-interest income and further loan growth and improved mix of assets, while deposit growth is expected to start to moderate

71% *Non-interest Income Growth FY 2016 to FY 2017*

Meta Financial Group

Net Interest Margin ($MM)



Net Interest Income and NIM
$19.89
$19.83
$23.97
$24.94
$24.49
3.09%
2.90%
2.91%
3.25%
3.13%
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17

Fourth Quarter Highlights

Net interest income increased 23%, compared to Q4 FY 2016

- Issuance of subordinated debt in Q4 FY 2016 (12 bps)
- Continued to employ balance sheet leverage strategy to utilize the excess capital the Company continues to build and maintain
- Improved earning asset mix drove improvement in overall tax equivalent yield

Growth Opportunities

Opportunity for NIM expansion in current and higher rate environment

- Floating rate student loan portfolio and continued growth in premium finance loan portfolio provides opportunity for higher NIM in a higher rate environment
- Company will remain diligent and disciplined when evaluating loan pool deal flow
- Cash flow reinvestment and new deposits from MPS deployed at higher rates in a higher rate environment
- Building multiple credit products with multiple strategic partners to enhance specialty lending business which are intended to improve earning asset mix

Meta Financial Group

Net Interest Drivers ($MM)

Fiscal Quarter Average


Total Investments and Yield
$2,039
$2,067
$2,358
$2,383
$2,326
2.93%
2.92%
3.24%
3.20%
3.19%
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17


Total Loans and Yield
4.41%
4.37%
4.56%
4.73%
4.55%
4.69%
4.53%
3.98%
$906
$970
$1,302
$1,137
$1,204
$1,195
$1,276
$1,271
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Represents total loans and yield excluding refund advance loans


Interest Bearing Liabilities and Total Cost of Funds
$841
$1,005
$1,403
$1,180
$1,247
0.26%
0.36%
0.39%
0.45%
0.50%
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17

Highlights

Excluding refund advance loans, total loan yield for Q4 FY 2017 was 4.55%

Investment and loan yields well-positioned to increase with rising rate environment

- Mortgage-backed securities portfolio yields expected to increase with only nominal extension if longer term rates rise
- Increased duration flexibility provides opportunity for increased yields in the securities portfolio

Cost of funds for all deposits and borrowings averaged 0.50%; increase over Q4 FY 2016 caused by subordinated debt issuance in Q4 FY 2016, increases in short-term funding rates and utilization of wholesale funding in anticipation of the upcoming tax season

Relative to other financial institutions, low cost of funds continues to be driven by non-interest bearing deposits generated by MPS

Meta Financial Group

Earning Asset Mix ($MM)



Interest Earning Asset Mix
Fiscal Quarter Average
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
30%
30%
33%
33%
35%
$3,017
$3,223
$3,962
$3,628
$3,675
Tax-Exempt Investment Securities
Mortgage-Backed Securities
Loans
Cash and Other Securities

22% *Earning Asset Growth Q4 2016 to Q4 2017*

Continue to improve earning asset mix

- Asset diversification with higher yields
- Increased balances of high-quality specialty finance and retail loan portfolios
- Optimize deployment of national, non-interest bearing deposit base

Meta Financial Group

Loan Portfolio ($MM)

Total loans receivable increased 43%, YoY

- Primarily driven by increases in Consumer, Commercial Real Estate, Premium Finance, and Residential Mortgage loans
- Consumer loan growth primarily driven by purchase of student loan portfolio in December 2016
- Excluding purchased student loan portfolio, total loans, net of allowance for loan losses, increased 30%, YoY
- Growth partially offset by a decrease of $5.3 million, or 5%, in total agricultural loans, which made up only 1.82% of total assets at September 30, 2017
  - Expect to continue to shrink agricultural portfolio as a percentage of total loans and total assets

Retail Bank loan growth of 26%, YoY

Premium finance loan growth of 46%, YoY

Expect to see continued robust loan growth from the Retail Bank and Premium Finance divisions

October 2017, closed on another $73 million student loan portfolio very similar to the purchase in December 2016, with floating rate yields of around 6%



Loans Receivable Composition
$926
$1,115
$1,152
$1,226
$1,327
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Period Ending
Residential
Commercial
Agricultural
Consumer
Premium Finance

Meta Financial Group

Loan Portfolio/Credit Quality

Fourth Quarter Highlights

Allowance for loan losses (ALL) was $7.5 million, or 0.6% of total loans, at September 30, 2017

- Recovery of $0.1 million was recorded for the fourth quarter primarily due to continued collections and recoveries on tax advance loans from the 2017 tax season
- The pending payoff described below partially offset the need for more provision to support loan growth during the quarter

Credit Quality

Non-performing assets (NPAs) at September 30, 2017 were $37.9 million, representing 0.72% of total assets. The increase in NPAs is primarily related to two large agricultural relationships becoming more than 90 days past due and which are still accruing - excluding these relationships, NPAs would have been $3.6 million, representing 0.07% of total assets

- The Company expects one of these agricultural relationships, which represents an outstanding loan balance of about $7.0 million, to be paid in full during the first fiscal quarter of 2018 due to an auction of the land securing the loan, which occurred in September, with the land sale scheduled to close on November 1, 2017
  - Expect to receive all principal, accrued interest, legal, and other expenses at the closing
- The Company also believes that its strong collateral position on the other relationship (less than 75% loan-to-value ("LTV") secured by agricultural real estate) and active collection process with the borrower supports the decision to continue to accrue interest on that loan as well
- Payments segment had no NPAs at September 30, 2017

Continue investment strategy to purchase high-quality investments at attractive relative rates as opportunities arise

Balance Sheet Overview ($MM)



Total Average Assets
$3,235
$3,491
$4,414
$4,000
$4,034
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Fiscal Quarter Average



Total Average Liabilities
Fiscal Quarter Average
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
$2,901
$3,139
$4,022
$3,575
$3,598
Non-interest bearing deposits
Interest bearing deposits
Wholesale deposits
Borrowings
Subordinated debt
Other liabilities

Fourth Quarter Highlights

Average assets for Q4 FY 2017 grew 25% compared to Q4 FY 2016

Wholesale deposits have been added throughout FY 2017 to support the Company's leverage strategy due to advantageous rates when compared to the overnight borrowing rates or to target strategic maturities which are expected to aid in tax season tax advance loan funding

Average deposits for Q4 FY 2017 increased 37% and average non-interest bearing deposits increased 14% compared to Q4 FY 2016

- Stable, low-cost, long duration funding advantage with non-interest bearing deposits is expected to remain in a rising rate environment

Regulatory Capital



Regulatory Capital Ratios[1]
7.64%
9.64%
13.97%
18.22%
14.46%
18.22%
18.41%
18.59%
Tier 1 Leverage
Common Equity Tier 1
Tier 1 Risk-Based
Total Risk-Based
Period Ending
Minimum Requirement to be Well-Capitalized under Prompt Corrective Action (PCA) Provisions
Meta Financial Group, Inc.
MetaBank

[1]Regulatory ratios are estimated

Goal: maintain strong capital ratios

- Exceeded all required capital ratios at September 30, 2017
- MetaBank six-month average Tier 1 Leverage > 8.0% at 9.7%
- MetaBank six-month average Total Risk-Based Capital >13.0% at 19.39%

Prudent capital management provides flexibility for strategic opportunities

- June 2016 assigned an A- for the Bank's senior unsecured debt and deposits by Kroll Bond Rating Agency (KBRA)
- June 2016 assigned a BBB+ for the Company's senior unsecured debt by KBRA
- August 2016 issued $75 million of Subordinated Debt
- June 2017 KBRA affirmed investment grade rating

Competitive Landscape

Early adopter of sophisticated compliance systems

Investments in program design, training and technology

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- These prior investments allow more focus on growing current business and new development opportunities, with expected improving efficiencies

High competitive barriers to enter prepaid and tax industries = wide “moat”

- Expertise, capital, compliance
- Operational infrastructure
- High start-up costs
- Commercial partner contract design
- Durbin-related disadvantages for banks over $10 billion in assets

Interest Rate Risk Management

Interest rate sensitivity (what management believes)

Static interest rate risk results do not accurately reflect the Company's true interest rate sensitivity due to our unique and historically predictable deposit base

- Utilizing quarterly average balances for deposits, cash and borrowings provides a more accurate view of the Company's IRR position
- Payments-related, non-interest bearing deposit value continues to grow significantly as interest rates rise due to long duration deposits funding asset growth
- Non-interest deposit growth also provides more net income upside that is not reflected in IRR analysis
- Low Retail Bank deposit beta contains interest cost

Well-positioned for higher rate environment utilizing a "barbell" approach to earning asset generation and purchases

- Premium finance lending offers production opportunities with <12 month terms
- Disciplined approach to evaluating loan pool deal flow (e.g. floating rate student loan portfolio purchases)

Other Comprehensive Income volatile relative to peers

- We believe GAAP understates balance sheet true value, particularly low-cost, long duration deposits
- Almost 40% of assets are available for sale (securities) vs. typical "peer" at ~15-20%, which are marked-to-market monthly

Meta Financial Group

Industry Recognition

FORTUNE

Named one of Fortune magazine's **100 Fastest-Growing Companies** (September 2017)

AMERICAN BANKER magazine

One of the **top performing** mid-size banks in 2016 (June 2017)

BankDirector

#1 Top Growth Bank (May 2016)
Named Top Community Bank (August 2016)

NACHA The Electronic Payments Association

Top 40 of ACH originators in 2016 (April 2017)

Top 30 of ACH receivers in 2016 (April 2017)

THE NILSON REPORT

Second largest prepaid card issuer in the U.S. ranked by purchase volume in 2016 (2017)

One of the **top 100** credit, debit and prepaid issuers in the world in 2015 (2017)

LEHIGH VALLEY BUSINESS

EPS Financial Business of the Year 2016 (25-100 Employees)

SIOUX FALLS BUSINESS JOURNAL PART OF THE USA TODAY NETWORK

MetaBank named one of "7 To Watch in '17"

United Way Sioux Empire United Way

Business of the Year, 500+ Employees (February 2017)

Appendix

Income Statement

($ in thousands)	Three Months Ended: Q4 Sept. 2016	Q1 Dec. 2016	Q2 March 2017	Q3 June 2017	Q4 Sept. 2017	Percent Change: Q4-17 vs. Q4-16	Fiscal Year Ended: September 2016	September 2017	Percent Change: FY 2017 vs. FY 2016
Net Interest Income	19,893	19,833	23,966	24,943	24,488	23 %	77,305	93,230	21%
Card Fee Income	17,920	18,414	26,547	23,052	26,694	49 %	70,533	94,707	34%
RT Product Fee Income	285	176	32,487	5,785	508	78 %	23,347	38,956	67%
Tax Advance Fee Income	—	449	31,119	(108)	453	N/A	1,575	31,913	1,926%
Other Income	1,023	310	2,017	2,091	2,178	113 %	5,315	6,596	24%
Total Revenue	$ 39,121	$ 39,182	$ 116,136	$ 55,763	$ 54,321	39 %	$ 178,075	$ 265,402	49%
Compensation and Benefits	14,536	17,850	26,766	22,193	21,919	51 %	61,675	88,728	44%
Card Processing Expense	5,405	5,579	7,043	5,755	5,753	6 %	22,263	24,130	8%
RT Product Expense	32	51	10,178	1,623	292	813 %	8,648	11,885	37%
Tax Advance Expense	—	27	3,140	72	(257)	N/A	—	3,241	N/A
All Other Expense	11,250	13,246	19,819	12,576	26,039	131 %	42,062	71,679	70%
Total Expense	$ 31,223	$ 36,753	$ 66,946	$ 42,219	$ 53,746	72 %	$ 134,648	$ 199,663	48%
Provision for Loan Loss	548	843	8,649	1,240	(144)	(126)%	4,605	10,589	130%
Net Income Before Taxes	$ 7,350	$ 1,586	$ 40,541	$ 12,304	$ 719	(90)%	$ 38,822	$ 55,150	42%
Income Tax Expense	1,344	342	8,399	2,517	(1,025)	(176)%	5,602	10,233	83%
Net Income	$ 6,006	$ 1,244	$ 32,142	$ 9,787	$ 1,744	(71)%	$ 33,220	$ 44,917	35%

Average Balance Sheet

($ in thousands)	Fiscal Quarter Average Q4 Sept. 2016	Q1 Dec. 2016	Q2 March 2017	Q3 June 2017	Q4 Sept. 2017	Percent Change Q4-17 vs. Q4-16	Fiscal Year Average FY 2016	FY 2017	Percent Change FY 2017 vs. FY 2016
Cash and cash equivalents	50,976	195,004	404,688	50,235	85,158	67 %	52,421	182,927	249 %
Investment securities	1,374,288	1,394,596	1,593,130	1,614,529	1,595,587	16 %	1,238,284	1,549,043	25 %
Mortgage-backed securities	701,312	689,506	755,887	777,216	747,330	7 %	727,309	742,316	2 %
Net loans	900,199	963,984	1,291,199	1,189,623	1,263,820	40 %	803,733	1,176,497	46 %
Other assets	208,202	247,933	368,816	367,975	342,556	65 %	194,932	331,518	70 %
Total Assets	$ 3,234,976	$ 3,491,022	$ 4,413,719	$ 3,999,578	$ 4,034,451	25 %	$ 3,016,678	$ 3,982,301	32 %
Non-interest bearing deposits	2,005,713	2,055,842	2,512,934	2,295,046	2,286,630	14 %	2,017,977	2,286,358	13 %
Interest bearing deposits	247,203	267,531	248,691	220,425	252,273	2 %	221,927	247,296	11 %
Wholesale deposits	—	357,224	986,908	348,771	549,539	N/A	—	558,855	N/A
Short-term debt	447,946	287,655	74,739	518,511	352,733	(21)%	341,488	309,114	(9)%
Long-term debt	146,128	92,462	92,481	92,498	92,290	(37)%	83,013	92,432	11 %
Other liabilities	53,444	78,219	106,700	99,919	64,065	20 %	44,786	87,084	94 %
Total Liabilities	$ 2,900,434	$ 3,138,934	$ 4,022,453	$ 3,575,169	$ 3,597,529	24 %	$ 2,709,191	$ 3,581,139	32 %
Shareholder's equity	334,542	352,088	391,266	424,409	436,922	31 %	307,487	401,162	30 %
Liabilities and Equity	$ 3,234,976	$ 3,491,022	$ 4,413,719	$ 3,999,578	$ 4,034,451	25 %	$ 3,016,678	$ 3,982,301	32 %

Meta Financial Group